SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed  by  the  Registrant   |X|
                              -

Filed  by  a  Party  other  than  the  Registrant  |_|

Check  the  appropriate  box:
|  |  Preliminary  Proxy Statement               |_| Confidential For Use of the
                                                     Commission Only (as Permit-
                                                     ted  by  Rule  14a-6(e)(2))

|X|  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            WORLDWIDE PETROMOLY, INC.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X  |  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
-----------------------------------------------------------------

(2)  Aggregate  number  of  securities  to  which  transaction  applies:
-----------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------


(4)  Proposed  maximum  aggregate  value  of  transaction:
-----------------------------------------------------------------


(5)  Total  fee  paid:
-----------------------------------------------------------------


|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:
-----------------------------------------------------------------


(2)  For,  Schedule  or  Registration  Statement  No.:
-----------------------------------------------------------------


(3)  Filing  Party:
-----------------------------------------------------------------


(4)  Date  Filed:
-----------------------------------------------------------------

                            WORLDWIDE PETROMOLY, INC.
                       1300 POST OAK BOULEVARD, SUITE 1985
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

The Annual Meeting of Stockholders (the "Annual Meeting") of Worldwide Petromoly, Inc. (the "Company") will be held at 1300 Post Oak Boulevard, 4th Floor Conference Room, Houston, Texas 77056 on May 19, 1999 at 10:00 AM (CST) for the following purposes:

     (1)     To  elect  three  (3)  directors.

     (2) To ratify the selection of Jackson & Rhodes, P.C. as the Company's independent auditor for the fiscal year ending June 30, 1999.

     (3) To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on March 15, 1999 will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         /s/  Gilbert  Gertner
                              ----------------
                              Chairman  of  the  Board

April  20,  1999
Houston,  Texas

                            WORLDWIDE PETROMOLY, INC.
                       1300 POST OAK BOULEVARD, SUITE 1985
                              HOUSTON, TEXAS 77056

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
     TO  BE  HELD  ON  MAY  19,  1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Environmental Safeguards, Inc., a Colorado corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 1300 Post Oak Boulevard, 4th Floor Conference Room, Houston, Texas 77056 on May 19, 1999 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual
Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about April 20, 1999. The cost of solicitation of proxies is being borne by the Company.

     The close of business on March 15, 1999, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 18,844,250 shares of the Company's common stock, no par value (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (ii) FOR THE RATIFICATION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            _________________________________________________________

             (1)  TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
            _________________________________________________________


NOMINEES  FOR  DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

BUSINESS  EXPERIENCE

     GILBERT GERTNER, age 74, has served as the Chairman of the Board of the Company since July 22, 1996, and Chairman of the Board and CEO of Worldwide Petromoly Corporation since April 15, 1993. Gilbert Gertner was born and raised in New York City and entered the real estate business in New York in 1946 as a real estate salesman. He became a partner in the firm, with holdings in several states consisting of hospitals, motels and office buildings and other businesses. In 1964, Mr. Gertner came to Houston where he had major holdings. In 1965 he entered the apartment business with a purchase of 1,900 apartments. He became involved in general real estate and specifically in the area of apartments, motels, mobile home parks, restaurant franchising, nursing homes, hospitals, land developments and businesses. From 1977 to 1992, he was the senior partner of Gertner, Aron, Ledet and Lewis Investments, an investment company which was involved in apartment construction, shopping center development, mini-warehouse development, business purchases, financing and medical investments. In 1992, Mr. Gertner formed his own company, Gertner Investments. He serves on the Board of Directors of one of his companies, CXR

Telecom Communications, located in San Jose, California. He has served, or still serves as Chairman of the Board of several public and privately held corporations which include: DATA Systems Software, Inc. (NASDAQ -- DSSI), which provides sophisticated software services and products to commercial and military customers (1990 - 1991); Citadel Computer Systems, Inc. (OTCBB -- CITN), which produces a line of network security computer software (1992 to March, 1999); GGR Oil, Inc., which manages a chain of Texaco Express Lube centers, and Pennzoil related lube centers, located in Texas and Florida, which employs over 100 people (1993 to present). He has owned and operated many hospitals, including Pasadena General, Medical Arts Hospital Building, Southmore Hospital and Peachtree Hospital (Atlanta), Villa Capri (Austin, Texas), and the Villa Inn (Dallas, Texas). He has also owned and operated over 6,000 apartment units in Houston and Pasadena, Texas. In 1990, Mr. Gertner was honored with the Zionist Organization of America ("ZOA") "Man of the Year" award, commending him has a civic leader and humanitarian. Mr. Gertner is a member of Congregation Beth
Yeshuran. He has served in numerous communal activities in the UJA Prime Minister's Mission. Mr. Gertner spends approximately 80% of his time on the Company's business.

     LANCE ROSMARIN, age 37, has served as President since January, 1998, and as Director, Chief Financial and Accounting Officer and Secretary the Company since July 22, 1996, and as Secretary, Treasurer and a Director of Worldwide Petromoly Corporation since April 15, 1993. Since 1993, he has been a partner in Gertner Investments, an investment company with investments in real estate and other businesses. From 1990 until 1993, Mr. Rosmarin was employed by Gertner, Aron, Ledet and Lewis Investments. He has served as Secretary, Vice President and a director of GGR Oil, Inc. since 1993, and as Vice President and a director of National Recycling Group since 1994. He also served as Secretary, Vice President and a director of Citadel Computer Systems, Inc., a public company, from 1993 until March 1996. Mr. Rosmarin received a Bachelor of Science Degree in Finance and Marketing from the University of Texas in 1985, and an MBA Degree in Finance from the University of Texas in 1988. Mr. Rosmarin spends approximately 95% of his time on the Company's business.

     NORTON COOPER, age 67, became a Director of the Company in January 1998. In the past, he created a Fortune 500 company and was one of North America=s leaders in the conglomerate era of the 1960's. Mr. Cooper has participated in many private and public ventures. Since 1992, Mr. Cooper has been the chief executive officer of Financial Entrepreneurs Incorporated of Las Vegas.

     Gilbert Gertner is the step-father of Lance Rosmarin. There is no family relationship between any other officer and director of the Company.

EXECUTIVE  OFFICERS

     Mr. Gertner and Mr. Rosmarin are the only executive officers of the Company.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     Mr. Gertner and Mr. Rosmarin are the only directors of the Company who are also officers of the Company.

     The Board of Directors held two meetings during fiscal year ended June 30, 1998. All Directors were present for all of the meetings. The Board took action by unanimous written consent three times during fiscal year ended June 30, 1998. Nominees for Director were selected by the entire Board.

     The Company believes that all reports required by Section 16(a) of the Exchange Act for the most recent fiscal year have been timely filed.

     The following table reflects all forms of compensation for services to the Company for the fiscal years ended June 30, 1998, 1997 and 1996 of the Chief Executive Officers of the Company. No executive officer of the Company, other than Gilbert Gertner, received compensation which exceeded $100,000 during the fiscal year ended June 30, 1998.

                                  SUMMARY COMPENSATION TABLE



                  ANNUAL  COMPENSATION          LONG  TERM  COMPENSATION        ALL  OTHER
                 ----------------------  --------------------------------------  -------
                                            OTHER       AWARDS           PAYOUTS
                                                      ----------  ----------------------
NAME AND                                   ANNUAL     RESTRICTED   SECURITIES
PRINCIPAL                                  COMPEN-      STOCK      UNDERLYING     LTIP
POSITION         YEAR   SALARY   BONUS   SATION (1)     AWARDS    OPTIONS/SARS   PAYOUTS
---------------  ----  --------  ------  -----------  ----------  -------------  -------

Gilbert Gertner  1998  $110,000     -0-  $    11,400         -0-     95,000 (2)      -0-  -0-

CEO              1997  $110,000  $6,000  $     9,900         -0-    540,000 (3)      -0-  -0-

                 1996       -0-     -0-          -0-         -0-           -0-       -0-  -0-
_______________

(1)     Automobile  allowance.
(2)     Options  vested  in  December  1997,  and  expire  in  December  2002.
(3)     Options  vested  in  August  1996,  and  expire  in  July  2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                     Individual  Grants
                 ----------------------------
                  Percent of
                   Number of        Total
                  Securities    Options/SARs
                  Underlying     Granted To     Exercise
                 Options/SARs     Employees     Or Base
                    Granted       In Fiscal      Price        Expiration

Name                  (#)           Year         ($/Sh)          Date
---------------  -------------  -------------  ----------  -----------------
Gilbert Gertner         95,000            50%  $     0.61  December 31, 2002


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION/SAR VALUES


                                                       Number Of
                                                       Securities        Value Of
                                                       Underlying      Unexercised
                                                       Unexercised      In-The-Money
                                                     Options/SARs At  Options/SARs At
                                                     Fiscal Year-End  Fiscal Year-End
                      Shares            Value              (#)             ($)
                   Acquired On         Realized       Exercisable/     Exercisable/
Name               Exercise (#)          ($)          Unexercisable    Unexercisable
---------------  ----------------  ----------------  ---------------  ---------------
Gilbert Gertner               -0-               -0-      635,000 / 0            0 / 0


DIRECTOR  COMPENSATION

     The Company does not currently pay any cash directors' fees, but it pays the expenses of its directors in attending board meetings. In January, 1998 the Company compensated Mr. Cooper with 500,000 shares of restricted common stock of the Company and with an option to purchase 500,000 shares of common stock of the Company at an exercise price of $2.00 which expires on January 7, 2003.

EMPLOYMENT  AGREEMENTS

     Effective August 1, 1996, Worldwide Petromoly Corporation entered into a five year employment with Mr. Gertner, which provides that Mr. Gertner receive $144,000 in compensation during the second year of the agreement, and $180,000 per year during the final three years of the agreement. The agreement also provides that Mr. Gertner receive $950 per month as an automobile allowance. The agreement also contains a non-compete provision during the term of the agreement and for a period of five years following the termination of the agreement. In October, 1998, Mr. Gertner agreed to defer the annual compensation due him under the employment agreement in order to improve the Company's cash position. Mr. Gertner has agreed to defer payments due him under the employment agreement until such time as the Company has excess cash flow to allow for the repayment of the deferral.

STOCK  OPTION  PLAN

     During July 1996, the Board of Directors adopted a Stock Option Plan (the "Plan"), and in July 1996, the Company's shareholders approved the Plan. The Plan as amended authorized the issuance of options to purchase up to 3,500,000 shares of the Company's Common Stock. The Plan allows the Board to grant stock options from time to time to employees, officers, directors and consultants of the Company. The Board has the power to determine at the time that the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. Vesting provisions are determined by the Board at the time options are granted.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of April 12, 1999, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each officer and director individually, and all officers and directors as a group. Each person has sole voting and investment power over the shares except as noted.

                                     Amount and Nature        Common Stock
Name and Address                  of Beneficial Ownership   Percent of Class
--------------------------------  ------------------------  -----------------
Gilbert Gertner                             11,053,000 (1)              53.4%
1300 Post Oak Boulevard,          Direct
Houston, Texas 77056

Lance Rosmarin                                 145,000 (2)               0.7%
1300 Post Oak Boulevard,          Direct
Houston, Texas 77056

Norton Cooper                                1,000,000 (3)               4.8%
1300 Post Oak Boulevard,          Direct
Houston, Texas 77056

All Directors and Officers
as a Group (3 Persons)                         12,198,000               57.2%
_______________________________

(1) Includes 553,000 shares underlying currently exercisable options held by Mr. Gertner.
(2) Includes 145,000 shares underlying currently exercisable options held by Mr. Rosmarin.
(3) Includes 500,000 shares underlying currently exercisable options held by Mr. Cooper.


     The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company.

RELATED  TRANSACTIONS

ACQUISITION  OF  WORLDWIDE  PETROMOLY  CORPORATION

     On July 22, 1996, the Company completed the acquisition of 100% of the outstanding common stock of Worldwide Petromoly Corporation in exchange for 14,507,500 shares of the Company's Common Stock (approximately 90.6% of the shares now outstanding). The stock issuances were made pursuant to the Agreement ("Agreement") between the Company and Worldwide Petromoly Corporation. The terms of the Agreement were the result of negotiations between the managements of the Company and Worldwide Petromoly Corporation. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinions or evaluations. A total of 12,500,000 of the shares issued in connection with the acquisition of Worldwide Petromoly Corporation were issued to Petromoly Capital Partners, which is a Texas general partnership. Gilbert Gertner and Robert Goldberg are the two general partners and Mr. Gertner owns
90% of the partnership and Mr. Goldberg owns 10% of the partnership. Mr. Goldberg was a former Director of the Company. Petromoly Capital Partners subsequently distributed its shares of the Company to its general partners.

OTHER  TRANSACTIONS

     In December, 1996 the Company loaned Citadel Computer Systems Incorporated ("Citadel"), a company of which Mr. Gertner is a director, $500,000 pursuant to a short term promissory note which bore interest at the rate of 10% per annum and was due in January, 1997 (the "Citadel Note"). The Citadel Note was secured by 733,000 shares of common stock of Citadel. As part of the loan transaction, the Company received warrants to purchase 150,000 shares of common stock of Citadel at an exercise price of $.59 per share. In February, 1997, Citadel paid the Company $250,000 as a principal reduction payment. As of June 30, 1997, the outstanding balance on the Citadel Note, which was in default, was $267,289.

     In partial consideration for not foreclosing on the Citadel Note, on June 30, 1997, Commercial Capital Trading Corporation ("Commercial Capital"), a company in which Mr. Gertner is a stockholder, agreed to enter into a new promissory note with the Company in the amount of the then outstanding obligation of Citadel (the "Commercial Capital Note"). The agreement by
Commercial Capital to execute this new note and to assume the obligations of Citadel to the Company was part of a transaction between Citadel and Commercial Capital, in which the Company was not a party. The Commercial Capital Note provided for the payment to the Company of $5,000 per month and bore interest at the rate of 10% per annum. The Commercial Capital Note was secured by the accounts receivable of Commercial Capital. In October, 1997, the Company and Commercial Capital agreed to restructure and modify the Commercial Capital Note, which had a then outstanding balance of $204,000 to provide for an increase in the monthly installment payments to the Company of the greater of (i) $10,000 per month or (ii) 15% of the proceeds received from the collection of accounts receivable up to $100,000 and 50% of the collection of any accounts receivable thereafter, for 12 months, with a final payment to the Company of the remaining outstanding principal and interest, if any, due in the 13th month. The Commercial Capital Note was secured by the accounts receivable of Commercial Capital and the personnel guarantee of Mr. Gertner and another stockholder of Commercial Capital. As of June, 1998, the Commercial Capital Note was paid off in full.

     From time to time, the Company's principal stockholder, Gilbert Gertner, has made unsecured, non-interest bearing advances of working capital funds to the Company. The outstanding balance of the advances as of June 30, 1998 and June 30, 1997 were $120,000 and $312,573 respectively. Mr. Gertner has agreed to defer repayment of the advances through June 30, 1999, unless excess cash flow of the Company allows the repayment of the advances prior to that date.

     The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any transactions and/or loans between the Company and its officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.


            _________________________________________________________

             (2)  TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C.
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                    FOR THE FISCAL YEAR ENDING JUNE 30, 1999.
            _________________________________________________________


     The Board of Directors has selected Jackson & Rhodes, P.C. as the Company's independent auditor for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing Jackson & Rhodes, P.C. as independent auditor of the Company for the fiscal year ending June 30, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Jackson & Rhodes, P.C. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 1999.

     A representative of Jackson & Rhodes, P.C. is expected to be present at the Annual Meeting.

     The Board of Directors unanimously recommends a vote FOR the ratification of Jackson & Rhodes, P.C. as independent auditor for fiscal year ending June 30, 1999.

     On September 19, 1996, the Company's former auditors resigned and the Company engaged BDO Seidman, LLP as its independent certified public accountants for the fiscal year ended June 30, 1996. The details of this change in accountants has been previously reported in the Company's Form 8-K dated September 19, 1996.

     BDO Seidman, LLP served until August 14, 1998, when BDO Seidman, LLP was dismissed and the firm of Jackson & Rhodes, P.C. was appointed as the Company=s independent auditors for the fiscal year ended June 30, 1998. The details of this change in accountants has been previously reported in the Company's Form 8-K dated August 14, 1998 and filed with the Commission on August 20, 1998.

     There were no disagreements between the Company and BDO Seidman whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     The report of BDO Seidman for the past fiscal year did not contain any adverse opinion or disclaimer of opinion, excepting a "going concern" qualification, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was submitted for approval to the entire Board of Directors and made at their request.

     Also, during the Company's most recent fiscal year, and since then, BDO Seidman has not advised the Company that any of the following exist or are applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of Jackson & Rhodes as independent auditors, the Company had not consulted Jackson & Rhodes regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     BDO Seidman provided the Company with a letter addressed to the Securities and Exchange Commission in which BDO Seidman agreed with the disclosure contained herein.

            _________________________________________________________

                               (3)  OTHER MATTERS
            _________________________________________________________


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

     FUTURE  PROPOSALS  OF  STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Stockholders is September 30, 1999.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         /s/  Gilbert  Gertner
                         Chairman  of  the  Board
Houston,  Texas

                                      PROXY

                            WORLDWIDE PETROMOLY, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

     The undersigned hereby appoints Gilbert Gertner and Lance Rosmarin, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Worldwide Petromoly, Inc. held of record by the undersigned on March 15, 1999 at the Annual Meeting of Stockholders to be held on May 19, 1999 at 10:00 AM at 1300 Post Oak Boulevard, 4th Floor Conference Room, Houston, Texas 77056, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.



1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
       -------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
       ---------------------------------------------------------

|_|  FOR  all  nominees  listed               |_|  WITHHOLD  authority  to
   below  except  as  marked                  vote  for  all  nominees
   to  the  contrary                          below

                                 Gilbert Gertner

                                 Lance Rosmarin

                                  Norton Cooper


2. PROPOSAL TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


|_|  FOR                 |_|  AGAINST               |_|  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

|_|  FOR                 |_|  AGAINST               |_|  ABSTAIN




     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________                    ___________________________________
Number  of                              Signature
Shares  Owned

                                        ___________________________________
                                        (Typed  or  Printed  Name)


                                        ___________________________________
                                        Signature  if  held  jointly


                                        ___________________________________
                                        (Typed  or  Printed  Name)


                                        DATED:  ___________________________

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.